UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 26, 2011 (May 24, 2011)

MGT Capital Investments, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26886	13-4148725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kensington Centre, 66 Hammersmith Road,
London, United Kingdom, W14 8UD
 (Address of principal executive offices, including zip code)

011-44-20-7605-1151
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (  see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s May 24, 2011 board meeting, the board appointed Robert P. Traversa as the Company’s Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, Vice President, Treasurer, and Secretary effective May 24, 2011. There is no family relationship between Mr. Traversa and any of the directors or executive officers of the Company.

The following sets forth Mr. Traversa’s position at the Company and a brief description of his business experience for the past five years:

Name	Age	Offices Currently Held
Robert P. Traversa	46	Chief Financial Officer; Principal Financial Officer; Principal Accounting Officer; Vice President; Treasurer; and Secretary

Robert P. Traversa joined the Company on March 1, 2011 as a senior advisor and was appointed as the Company’s Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, Vice President, Treasurer, and Secretary on May 24, 2011. Prior to joining the Company, he was a senior vice president at Neuberger Berman LLC, a large international money management firm catering to individuals and institutions.  He joined Neuberger Berman in 1994 and was most recently a senior member of an investment team within the Private Asset Management Division. Mr. Traversa is a New York state certified public accountant. The board believes that Mr. Traversa has the experience, qualifications, attributes and skills necessary to serve as chief financial officer because of his years of experience in the securities industries.

On May 24, 2011, the Company sent Mr. Traversa an offer letter (the “Letter”) for the position of Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer.  The Letter sets forth the following terms:  (a) a salary of $250,000 per year; (b) a term of one year, renewable in one year terms; (c) entitlement to Company-wide benefits; (d) upon termination without cause or due to a change of control Mr. Traversa will receive any unpaid salary and one year of medical benefits.  The Letter is intended to form the basis of a more formal employment agreement.

At the Company’s March 7, 2011 board meeting, the board approved a grant to Mr. Traversa of 100,000 shares of the Company’s restricted common stock, par value $0.001 per share vesting in 3 semi-annual installments as partial consideration for services rendered to the Company.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro forma Financial Information

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2011	MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ Robert Ladd
Name: Robert Ladd Title: Interim President